                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /s/ ROBERTO C. GOIZUETA
                                                Chairman of the Board,
                                                Chief Executive Officer and
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JACK L. STAHL, Senior Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ JACK L. STAHL
                                                Senior Vice President
                                                and Chief Financial Officer
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES E. CHESTNUT, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ JAMES E. CHESTNUT
                                                Vice President and Controller
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ HERBERT A. ALLEN
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ RONALD W. ALLEN
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ CATHLEEN P. BLACK
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ WARREN E. BUFFETT
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CHARLES W. DUNCAN, JR., a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ CHARLES W. DUNCAN, JR.
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SUSAN B. KING, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ SUSAN B. KING
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ DONALD F. MCHENRY
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PAUL F. OREFFICE, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ PAUL F. OREFFICE
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON, III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February 1994.

                                                /S/ JAMES D. ROBINSON, III
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS THAT I, WILLIAM B. TURNER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ WILLIAM B. TURNER
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.


                                                /S/ PETER V. UEBERROTH
                                                Director
                                                The Coca-Cola Company

                               POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint ROBERTO C. GOIZUETA, Chairman of the Board, Chief Executive Officer and a Director of the Company, JACK L. STAHL, Senior Vice President and Chief Financial Officer of the Company, JOSEPH R. GLADDEN, JR., Senior Vice President and General Counsel of the Company, SUSAN E. SHAW, Secretary of the Company, and CAROL C. HAYES, Assistant Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 1993 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February 1994.



                                                /S/ JAMES B. WILLIAMS
                                                Director
                                                The Coca-Cola Company